UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-21668

Cohen & Steers Dividend Value Fund, Inc.
(Exact name of registrant as specified in charter)

280 Park Avenue, New York, NY			10017
(Address of principal executive offices)			(Zip code)

Adam M. Derechin Cohen & Steers Capital Management, Inc. 280 Park Avenue New York, New York 10017
(Name and address of agent for service)

Registrant’s telephone number, including area code:		(212) 832-3232

Date of fiscal year end:	February 29

Date of reporting period:	February 29, 2012

Item 1. Reports to Stockholders.

COHEN & STEERS DIVIDEND VALUE FUND, INC.

To Our Shareholders:

We would like to share with you our report for the year ended February 29, 2012. The net asset values (NAV) per share at that date were $12.47, $12.41 and $12.48 for Class A, Class C and Class I shares, respectively.

The total returns, including income and change in NAV, for the Fund and its comparative benchmarks were:

	Six Months Ended February 29, 2012	Year Ended February 29, 2012
Cohen & Steers Dividend Value—Class A	11.61%	3.34%
Cohen & Steers Dividend Value—Class C	11.27%	2.66%
Cohen & Steers Dividend Value—Class I	11.81%	3.72%
Russell 1000 Value Index[a]	12.84%	2.18%
S&P 500 Index[a]	13.31%	5.12%

The performance data quoted represent past performance. Past performance is no guarantee of future results. The investment return and the principal value of an investment will fluctuate and shares, if redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Current total returns of the Fund can be obtained by visiting our Web site at cohenandsteers.com. Performance quoted does not reflect the deduction of the maximum 4.5% initial sales charge on Class A shares or the 1% maximum contingent deferred sales charge on Class C shares, respectively. If such charges were included, returns would have been lower.

The Fund implements fair value pricing when the daily change in a specific U.S. market index exceeds a predetermined percentage. Fair value pricing adjusts the valuation of certain non-U.S. holdings to account for such index change following the close of foreign markets. This standard practice has been adopted by a majority of the fund industry. In the event fair value pricing is implemented on the first and/or last day of a performance measurement period, the Fund's return may diverge from the relative performance of its benchmark index, which does not use fair value pricing. An investor cannot invest directly in an index.

Please note that distributions paid by the Fund to shareholders are subject to recharacterization for tax purposes and are taxable up to the amount of the Fund's investment company taxable income and net realized gains. Distributions in excess of the Fund's investment company taxable income and realized gains are a return of capital distributed from the Fund's assets.

a  The Russell 1000 Value Index measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values. The S&P 500 Index is an unmanaged index of common stocks that is frequently used as a general measure of stock market performance.

COHEN & STEERS DIVIDEND VALUE FUND, INC.

Investment Review

The 12-month period ended February 29, 2012 was notable for its volatility. The stock market rally that began in 2009 slowed late in the first calendar quarter of 2011, stalled by unrest in the Middle East, Japan's tsunami and the European sovereign debt crisis. Concerns about slowing growth in China and mixed U.S. economic data added fuel throughout the summer and into the fall. Then news of improving U.S. economic data, a good holiday sales season and progress within Europe sparked an upward trend in the last five months of the Fund's fiscal year. It appeared, at last, that the investors had confidence in the durability of the U.S. economic recovery. Most sectors in the Russell 1000 Value Index had positive total returns for the period.

A year of two markets

Investors moved in and out of defensive sectors all year in response to headline events, with defensive sectors dominating the first half of the year and cyclicals moving ahead in the second half. For the year, defensive groups outperformed. The consumer staples sector (+17.3%) topped the index, followed by health care (+16.3%). Both outperformed through most of 2011, but gave up their advances late in the period as the economic outlook improved.

Similarly, investors favored the relative safety of utilities (+12.2%) both for their defensive characteristics and attractive income—a winning combination for the growing population in or near retirement. By the end of the period, however, they had become richly valued, and newly optimistic investors sought higher total returns in more cyclical sectors.

Financial institutions (–11.1%) turned in the weakest performance, weighed down by the overhang of the European sovereign debt crises, the uncertainty about Basel III surplus capital levels, low interest rates and slow loan and revenue growth. The European Central Bank's two Long-Term Repo Operations programs, announced in December 2011 and February 2012, reassured investors that it was intent on putting a floor under the crisis that had bedeviled markets for more than a year. That news, coupled with the strengthening U.S. economy, allowed the sector to stage a late rally.

Global concerns affected trade-related sectors.

Within the underperforming energy sector (–0.7%), oil and natural gas producers benefited from the rise in oil prices and the improved outlook for gas over nuclear power following the Fukushima disaster. Volatile oil prices and instability in the Middle East favored diversified companies with refining and chemical operations over those engaged only in exploration and production of oil and gas.

The industrials group (+0.2%) lagged the index through most of the year, largely due to cuts in Department of Defense spending and slowing growth in China. Information technology (+2.2%) was able to stay in line with the index in a year of weak PC sales because of strength in mobile devices and

COHEN & STEERS DIVIDEND VALUE FUND, INC.

smart phones, such as iPads and Androids. Revenues were held down by disruptions in the supply chain following Japan's nuclear disaster and Thailand's floods; but late in the period, the sector got a lift from semiconductor shares, which rose sharply after chip companies reported better ordering patterns and abnormally low supply chain inventories.

Fund performance

The Fund had a positive absolute total return in the period and outperformed its index. Our underweight and stock selection in financial institutions were the principal drivers of relative return, followed by favorable stock selection in the consumer discretionary, IT and industrials sectors. Our allocation to Visa Inc. and out-of-index investments in McDonald's and Ross Stores enhanced performance, as did our decision not to invest in Hewlett-Packard and Berkshire Hathaway.

Our underweight and stock selection in utilities had a negative impact on performance. Specifically, our allocation to PG&E was unfavorable. In November, California regulators agreed to fine the company $38 million in connection with a 2008 pipeline explosion. Our allocation to Corning Inc. (which declined along with PC sales) and decision not to invest in Intel were also negative.

Investment Outlook

Our near-term outlook for the U.S. economy and markets is increasingly favorable, as several of our long-term concerns appear to be easing. In our opinion economic indicators are strengthening, the danger of a eurozone collapse has receded and earnings reports for 2011 have been good. We believe that valuations remain attractive, if somewhat less so than a few months ago, and that investors are poised to put their considerable cash balances back to work. Cyclical names and sectors have the potential to outperform over the next few months.

However, we do not expect progress to be smooth. As large cap value stocks have already advanced 7.9% in the first two months of 2012 (as measured by the Russell 1000 Value Index), it would not surprise or concern us to see a small pullback. The summer doldrums and presidential election could also cause a bumpy interlude. Other possible threats to the rally include an escalation of difficulties with Iran, a big spike in oil prices and an unraveling of agreement among eurozone members. We will be watchful for developments, and adjust our strategy accordingly. For the near term, we remain relatively optimistic.

Due to strong cash flows and larger cash balances on corporate balance sheets, we look for increases in dividends across several sectors. Banks are likely to announce their capital deployment plans now that the stress test results are in and the Federal Reserve will allow the stronger among them to raise or reinstate dividends. Valuations in health care companies look reasonable, and many of them generate enough cash to increase shareholders' return. We are also seeing solid dividend increases in the industrial and technology sectors, and we anticipate more to come as the year unfolds.

COHEN & STEERS DIVIDEND VALUE FUND, INC.

Sincerely,

MARTIN COHEN	ROBERT H. STEERS

Co-chairman	Co-chairman

  RICHARD E. HELM

  Portfolio Manager

The views and opinions in the preceding commentary are subject to change. There is no guarantee that any market forecast set forth in the commentary will be realized. This material represents an assessment of the market environment at a specific point in time, should not be relied upon as investment advice and is not intended to predict or depict performance of any investment.

Visit Cohen & Steers online at cohenandsteers.com

For more information about any of our funds, visit cohenandsteers.com, where you will find daily net asset values, fund fact sheets and portfolio highlights. You can also access newsletters, education tools and market updates covering the global real estate, commodities, global natural resource equities, listed infrastructure, utilities, large cap value and preferred securities sectors.

In addition, our Web site contains comprehensive information about our firm, including our most recent press releases, profiles of our senior investment professionals and an overview of our investment approach.

COHEN & STEERS DIVIDEND VALUE FUND, INC.

Performance Review (Unaudited)

Class A—Growth of a $10,000 Investment

Class C—Growth of a $10,000 Investment

Class I—Growth of a $100,000 Investment

COHEN & STEERS DIVIDEND VALUE FUND, INC.

Performance Review (Unaudited)—(Continued)

Average Annual Total Returns—For Periods Ended February 29, 2012

	Class A Shares	Class C Shares	Class I Shares
1 Year (with sales charge)	–1.31%[b]	1.66%[c]	—
1 Year (without sales charge)	3.34%	2.66%	3.72%
5 Years (with sales charge)	–1.39%[b]	–1.12%	—
5 Years (without sales charge)	–0.48%	–1.12%	–0.13%
Since Inception[d] (with sales charge)	2.47%[b]	2.54%	—
Since Inception[d] (without sales charge)	3.19%	2.54%	3.57%

The performance data quoted represent past performance. Past performance is no guarantee of future results. The investment return and principal value of an investment will fluctuate and shares, if redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Performance information current to the most recent month-end can be obtained by visiting our Web site at cohenandsteers.com. The performance graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. During the periods presented above, the advisor waived fees and/or reimbursed expenses. Without this arrangement, performance would have been lower.

The annualized gross and net expense ratios, respectively, for each class of shares as disclosed in the July 1, 2011 prospectuses were as follows: Class A—1.45% and 1.15%; Class C—2.10% and 1.80%; and Class I—1.10% and 0.80%. Gross expenses were estimated for the current fiscal year. Through June 30, 2014, the advisor has contractually agreed to waive its fee and/or reimburse the Fund for expenses incurred (excluding distribution and shareholder servicing fees applicable to Class A and Class C shares and extraordinary expenses) to the extent necessary to maintain the Fund's annual operating expenses at 1.15% for Class A shares, 1.80% for Class C shares and 0.80% for Class I shares. This contractual agreement can be amended at any time by agreement of the Fund and the advisor.

a  The comparative indexes are not adjusted to reflect expenses or other fees that the SEC requires to be reflected in the Fund's performance. The Fund's performance assumes the reinvestment of all dividends and distributions. For more information, including charges and expenses, please read the prospectus carefully before you invest.

b  Reflects a 4.50% front-end sales charge.

c  Reflects a contingent deferred sales charge of 1%.

d  Inception date of August 31, 2005.

COHEN & STEERS DIVIDEND VALUE FUND, INC.

Expense Example
(Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments; and (2) ongoing costs including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period September 1, 2011—February 29, 2012.

Actual Expenses

The first line of the following table provides information about actual account values and expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the following table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing cost of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

COHEN & STEERS DIVIDEND VALUE FUND, INC.

Expense Example (Unaudited)—(Continued)

	Beginning Account Value September 1, 2011	Ending Account Value February 29, 2012	Expenses Paid During Period[a] September 1, 2011– February 29, 2012
Class A
Actual (11.61% return)	$1,000.00	$1,116.10	$6.05
Hypothetical (5% annual return before expenses)	$1,000.00	$1,019.14	$5.77
Class C
Actual (11.27% return)	$1,000.00	$1,112.70	$9.46
Hypothetical (5% annual return before expenses)	$1,000.00	$1,015.91	$9.02
Class I
Actual (11.81% return)	$1,000.00	$1,118.10	$4.21
Hypothetical (5% annual return before expenses)	$1,000.00	$1,020.89	$4.02

a  Expenses are equal to the Fund's Class A, Class C and Class I annualized expense ratio of 1.15%, 1.80% and 0.80%, respectively, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period). If the Fund had borne all of its expenses that were assumed by the advisor, the annualized expense ratios would have been 1.54%, 2.19% and 1.19%, respectively.

COHEN & STEERS DIVIDEND VALUE FUND, INC.

FEBRUARY 29, 2012

Top Ten Holdings
(Unaudited)

Security	Value	% of Net Assets
Chevron Corp.	$4,648,512	3.5%
JPMorgan Chase & Co.	4,179,060	3.1
Exxon Mobil Corp.	3,780,050	2.8
UnitedHealth Group	3,701,800	2.8
Oracle Corp.	3,102,620	2.3
Prudential Financial	3,100,812	2.3
The Walt Disney Co.	2,935,101	2.2
QUALCOMM	2,910,024	2.2
Wells Fargo & Co.	2,809,842	2.1
General Electric Co.	2,806,065	2.1

FEBRUARY 29, 2012

Sector Breakdown
(Unaudited)

COHEN & STEERS DIVIDEND VALUE FUND, INC.

SCHEDULE OF INVESTMENTS

February 29, 2012

		Number of Shares	Value
COMMON STOCK	97.7%
CONSUMER—CYCLICAL	9.9%
APPAREL	0.5%
NIKE		6,000	$647,520
AUTO PARTS EQUIPMENT	0.8%
Johnson Controls		30,300	988,689
LEISURE TIME	0.2%
Carnival Corp.		8,700	263,523
MEDIA	3.2%
News Corp, Class A		17,000	337,790
The Walt Disney Co.		69,900	2,935,101
Time Warner Cable		13,300	1,055,222
			4,328,113
RESTAURANT	2.4%
McDonald's Corp.		26,000	2,581,280
Tim Hortons (Canada)		12,200	659,166
			3,240,446
RETAIL	1.8%
Nordstrom		19,700	1,056,314
Ross Stores		25,600	1,365,248
			2,421,562
SPECIALTY RETAIL	1.0%
PetSmart		12,500	696,750
Tiffany & Co.		10,500	682,605
			1,379,355
TOTAL CONSUMER—CYCLICAL			13,269,208
CONSUMER—NON-CYCLICAL	7.7%
AGRICULTURE	1.4%
Philip Morris International		22,800	1,904,256
Basic Materials	0.5%
Archer-Daniels-Midland Co.		21,300	664,560
BEVERAGE	0.7%
PepsiCo		14,800	931,512
COSMETICS/PERSONAL CARE	1.9%
Procter & Gamble Co.		37,600	2,538,752

See accompanying notes to financial statements.

COHEN & STEERS DIVIDEND VALUE FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

February 29, 2012

		Number of Shares	Value
RETAIL	3.2%
Costco Wholesale Corp.		17,900	$1,540,474
CVS Caremark Corp.		59,800	2,696,980
			4,237,454
TOTAL CONSUMER—NON-CYCLICAL			10,276,534
ENERGY	13.1%
OIL & GAS	11.9%
Apache Corp.		16,100	1,737,673
Chevron Corp.		42,600	4,648,512
Devon Energy Corp.		24,800	1,818,088
Exxon Mobil Corp.		43,700	3,780,050
Marathon Petroleum Corp.		29,600	1,229,880
Occidental Petroleum Corp.		26,100	2,724,057
			15,938,260
OIL & GAS SERVICES	1.2%
Halliburton Co.		9,800	358,582
Schlumberger Ltd.		16,700	1,296,087
			1,654,669
TOTAL ENERGY			17,592,929
FINANCIAL	19.8%
BANK	7.0%
Bank of America Corp.		95,000	757,150
Bank of New York Mellon Corp.		57,200	1,264,692
Comerica		48,500	1,439,965
Toronto-Dominion Bank (Canada) (USD)		7,300	595,096
US Bancorp		86,600	2,546,040
Wells Fargo & Co.		89,800	2,809,842
			9,412,785
CREDIT CARD	1.5%
American Express Co.		37,600	1,988,664
DIVERSIFIED FINANCIAL SERVICE	6.5%
Citigroup		56,700	1,889,244
Franklin Resources		11,400	1,343,946
Goldman Sachs Group		11,900	1,370,166
JPMorgan Chase & Co.		106,500	4,179,060
			8,782,416

See accompanying notes to financial statements.

COHEN & STEERS DIVIDEND VALUE FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

February 29, 2012

		Number of Shares	Value
INSURANCE	4.8%
Chubb Corp.		34,500	$2,344,620
HCC Insurance Holdings		32,500	992,550
Prudential Financial		50,700	3,100,812
			6,437,982
TOTAL FINANCIAL			26,621,847
HEALTH CARE	13.6%
BIOTECHNOLOGY	0.5%
Amgen		10,500	713,475
HEALTH CARE PROVIDERS & SERVICES	2.8%
UnitedHealth Group		66,400	3,701,800
HEALTHCARE PRODUCTS	4.2%
Covidien PLC		44,800	2,340,800
Johnson & Johnson		31,300	2,037,004
Patterson Cos.		41,000	1,308,720
			5,686,524
PHARMACEUTICAL	6.1%
Abbott Laboratories		40,800	2,309,688
Merck & Co.		65,300	2,492,501
Pfizer		113,900	2,403,290
Teva Pharmaceutical Industries Ltd. (ADR) (Israel)		21,400	958,934
			8,164,413
TOTAL HEALTH CARE			18,266,212
INDUSTRIAL	9.0%
AEROSPACE & DEFENSE	2.2%
General Dynamics Corp.		18,400	1,347,432
L-3 Communications Holdings		8,700	611,175
Lockheed Martin Corp.		11,700	1,034,397
			2,993,004
DIVERSIFIED MANUFACTURING	2.7%
Eaton Corp.		14,500	756,755
General Electric Co.		147,300	2,806,065
			3,562,820
ELECTRICAL EQUIPMENT	1.4%
Emerson Electric Co.		36,900	1,856,439

See accompanying notes to financial statements.

COHEN & STEERS DIVIDEND VALUE FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

February 29, 2012

		Number of Shares	Value
MACHINERY	0.9%
Finning International (Canada)		41,600	$1,209,173
TRANSPORTATION	1.8%
Norfolk Southern Corp.		16,100	1,109,290
United Parcel Service		17,600	1,353,264
			2,462,554
TOTAL INDUSTRIAL			12,083,990
MATERIALS	3.5%
CHEMICALS	2.6%
Dow Chemical Co.		21,600	723,816
Potash Corp. of Saskatchewan (Canada) (USD)		28,000	1,303,400
Syngenta AG (Switzerland)[a]		4,400	1,434,730
			3,461,946
METALS & MINING	0.9%
BHP Billiton Ltd. (Australia)		15,100	584,603
Newmont Mining Corp.		10,200	605,880
			1,190,483
TOTAL MATERIALS			4,652,429
REAL ESTATE	2.1%
MORTGAGE	0.2%
Annaly Capital Management		16,800	279,216
RESIDENTIAL—APARTMENT	0.9%
Equity Residential		22,100	1,257,269
SHOPPING CENTER—REGIONAL MALL	1.0%
Simon Property Group		9,900	1,341,252
TOTAL REAL ESTATE			2,877,737
TECHNOLOGY	9.5%
COMPUTERS	1.2%
Apple[a]		2,900	1,573,076
SERVICES	1.9%
Visa, Class A		22,500	2,618,325

See accompanying notes to financial statements.

COHEN & STEERS DIVIDEND VALUE FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

February 29, 2012

		Number of Shares	Value
SOFTWARE	4.2%
Microsoft Corp.		20,500	$650,670
Oracle Corp.		106,000	3,102,620
Symantec Corp.[a]		109,400	1,951,696
			5,704,986
TELECOMMUNICATION EQUIPMENT	2.2%
QUALCOMM		46,800	2,910,024
TOTAL TECHNOLOGY			12,806,411
TELECOMMUNICATION SERVICES	4.2%
AT&T		79,900	2,444,141
China Mobile Ltd. (ADR) (Hong Kong)		23,800	1,261,638
Vodafone Group PLC (United Kingdom)		709,100	1,910,450
			5,616,229
UTILITIES	5.3%
ELECTRIC UTILITIES	1.7%
NextEra Energy		37,500	2,231,625
MULTI UTILITIES	3.6%
PG&E Corp.		30,500	1,271,240
Sempra Energy		17,200	1,018,928
Wisconsin Energy Corp.		73,900	2,518,512
			4,808,680
TOTAL UTILITIES			7,040,305
TOTAL COMMON STOCK (Identified cost—$105,610,131)			131,103,831
SHORT-TERM INVESTMENTS	2.3%
MONEY MARKET FUNDS
BlackRock Liquidity Funds: FedFund, 0.01%[b]		1,550,062	1,550,062
Federated Government Obligations Fund, 0.01%[b]		1,550,048	1,550,048
TOTAL SHORT-TERM INVESTMENTS (Identified cost—$3,100,110)			3,100,110
TOTAL INVESTMENTS (Identified cost—$108,710,241)	100.0%		134,203,941
LIABILITIES IN EXCESS OF OTHER ASSETS	0.0%		(6,319)
NET ASSETS	100.0%		$134,197,622

See accompanying notes to financial statements.

COHEN & STEERS DIVIDEND VALUE FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

February 29, 2012

Glossary of Portfolio Abbreviations

ADR  American Depositary Receipt

USD  United States Dollar

Note: Percentages indicated are based on the net assets of the Fund.

a  Non-income producing security.

b  Rate quoted represents the seven day yield of the fund.

See accompanying notes to financial statements.

COHEN & STEERS DIVIDEND VALUE FUND, INC.

STATEMENT OF ASSETS AND LIABILITIES

February 29, 2012

ASSETS:
Investments in securities, at value (Identified cost—$108,710,241)	$134,203,941
Cash	31,926
Receivable for:
Dividends and interest	330,856
Fund shares sold	25,326
Other assets	3,227
Total Assets	134,595,276
LIABILITIES:
Payable for:
Fund shares redeemed	170,772
Investment advisory fees	54,595
Administration fees	4,202
Distribution fees	1,684
Shareholder servicing fees	1,307
Other liabilities	165,094
Total Liabilities	397,654
NET ASSETS	$134,197,622
NET ASSETS consist of:
Paid-in capital	$131,426,068
Accumulated undistributed net investment income	87,663
Accumulated net realized loss	(22,809,796)
Net unrealized appreciation	25,493,687
$134,197,622

See accompanying notes to financial statements.

COHEN & STEERS DIVIDEND VALUE FUND, INC.

STATEMENT OF ASSETS AND LIABILITIES—(Continued)

February 29, 2012

CLASS A SHARES:
NET ASSETS	$28,092,866
Shares issued and outstanding ($0.001 par value common stock outstanding)	2,252,806
Net asset value and redemption price per share	$12.47
Maximum offering price per share ($12.47 ÷ 0.955)[a]	$13.06
CLASS C SHARES:
NET ASSETS	$31,511,742
Shares issued and outstanding ($0.001 par value common stock outstanding)	2,540,040
Net asset value and offering price per share[b]	$12.41
CLASS I SHARES:
NET ASSETS	$74,593,014
Shares issued and outstanding ($0.001 par value common stock outstanding)	5,979,169
Net asset value, offering, and redemption price per share	$12.48

a  On investments of $100,000 or more, the offering price is reduced.

b  Redemption price per share is equal to the net asset value per share less any applicable deferred sales charge of 1% on shares held for less than one year.

See accompanying notes to financial statements.

COHEN & STEERS DIVIDEND VALUE FUND, INC.

STATEMENT OF OPERATIONS

For the Year Ended February 29, 2012

Investment Income:
Dividend income (net of $22,651 of foreign withholding tax)	$3,300,840
Expenses:
Investment advisory fees	1,088,190
Distribution fees—Class A	82,385
Distribution fees—Class C	250,943
Administration fees	132,808
Shareholder servicing fees—Class A	32,954
Shareholder servicing fees—Class C	83,648
Shareholder servicing fees—Class I	720
Professional fees	93,042
Transfer agent fees and expenses	69,508
Registration and filing fees	66,072
Shareholder reporting expenses	64,782
Custodian fees and expenses	31,568
Directors' fees and expenses	11,970
Line of credit fees	6,257
Miscellaneous	18,082
Total Expenses	2,032,929
Reduction of Expenses (See Note 2)	(494,670)
Net Expenses	1,538,259
Net Investment Income	1,762,581
Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	7,714,379
Foreign currency transactions	(2,217)
Net realized gain	7,712,162
Net change in unrealized appreciation (depreciation) on:
Investments	(6,387,800)
Foreign currency translations	(5,066)
Net change in unrealized appreciation (depreciation)	(6,392,866)
Net realized and unrealized gain	1,319,296
Net Increase in Net Assets Resulting from Operations	$3,081,877

See accompanying notes to financial statements.

COHEN & STEERS DIVIDEND VALUE FUND, INC.

STATEMENT OF CHANGES IN NET ASSETS

	For the Year Ended February 29, 2012	For the Year Ended February 28, 2011
Change in Net Assets:
From Operations:
Net investment income	$1,762,581	$2,436,305
Net realized gain	7,712,162	1,620,262
Net change in unrealized appreciation (depreciation)	(6,392,866)	24,211,392
Net increase in net assets resulting from operations	3,081,877	28,267,959
Dividends to Shareholders from Net Investment Income:
Class A	(434,566)	(701,822)
Class C	(214,459)	(226,270)
Class I	(1,145,469)	(1,577,754)
Total dividends to shareholders	(1,794,494)	(2,505,846)
Capital Stock Transactions:
Decrease in net assets from Fund share transactions	(44,389,565)	(50,157,310)
Total decrease in net assets	(43,102,182)	(24,395,197)
Net Assets:
Beginning of year	177,299,804	201,695,001
End of year[a]	$134,197,622	$177,299,804

a  Includes accumulated undistributed net investment income of $87,663 and $121,793, respectively.

See accompanying notes to financial statements.

COHEN & STEERS DIVIDEND VALUE FUND, INC.

FINANCIAL HIGHLIGHTS

The following table includes selected data for a share outstanding throughout each year and other performance information derived from the financial statements. It should be read in conjunction with the financial statements and notes thereto.

	Class A
	For the Year Ended February 28,
Per Share Operating Performance:	2012[a]	2011	2010	2009	2008[a]
Net asset value, beginning of year	$12.23	$10.72	$7.59	$13.57	$13.99
Income from investment operations:
Net investment income[b]	0.15	0.13	0.14	0.20	0.23
Net realized and unrealized gain (loss)	0.24	1.51	3.13	(5.99)	(0.17)
Total income (loss) from investment operations	0.39	1.64	3.27	(5.79)	0.06
Less dividends and distributions to shareholders from:
Net investment income	(0.15)	(0.13)	(0.14)	(0.19)	(0.21)
Net realized gain	—	—	—	—	(0.28)
Total dividends and distributions to shareholders	(0.15)	(0.13)	(0.14)	(0.19)	(0.49)
Redemption fees retained by the Fund	0.00 [c]	0.00 [c]	0.00 [c]	0.00 [c]	0.01
Net increase (decrease) in net asset value	0.24	1.51	3.13	(5.98)	(0.42)
Net asset value, end of year	$12.47	$12.23	$10.72	$7.59	$13.57
Total investment return[d]	3.34%	15.48%	43.41%	(43.14)%	0.33%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$28.1	$43.4	$71.3	$45.2	$61.9
Ratio of expenses to average daily net assets (before expense reduction)	1.51%[e]	1.45%[e]	1.51%[e]	1.57%	1.63%
Ratio of expenses to average daily net assets (net of expense reduction)	1.15%[e]	1.15%[e]	1.15%[e]	1.15%	1.00%
Ratio of net investment income to average daily net assets (before expense reduction)	0.91%[e]	0.85%[e]	1.02%	1.35%	0.95%
Ratio of net investment income to average daily net assets (net of expense reduction)	1.27%[e]	1.15%[e]	1.38%	1.76%	1.59%
Portfolio turnover rate	33%	61%	37%	43%	52%

a  For the year ended February 29.

b  Calculation based on average shares outstanding.

c  Amount is less than $0.005.

d  Does not reflect sales charges, which would reduce return.

e  Non class specific expenses are calculated at the Fund level and class specific expenses are calculated at the class level.

See accompanying notes to financial statements.

COHEN & STEERS DIVIDEND VALUE FUND, INC.

FINANCIAL HIGHLIGHTS—(Continued)

	Class C
	For the Year Ended February 28,
Per Share Operating Performance:	2012[a]	2011	2010	2009	2008[a]
Net asset value, beginning of year	$12.17	$10.67	$7.55	$13.50	$13.94
Income from investment operations:
Net investment income[b]	0.07	0.06	0.07	0.13	0.14
Net realized and unrealized gain (loss)	0.25	1.50	3.13	(5.96)	(0.18)
Total income (loss) from investment operations	0.32	1.56	3.20	(5.83)	(0.04)
Less dividends and distributions to shareholders from:
Net investment income	(0.08)	(0.06)	(0.08)	(0.12)	(0.14)
Net realized gain	—	—	—	—	(0.28)
Total dividends and distributions to shareholders	(0.08)	(0.06)	(0.08)	(0.12)	(0.42)
Redemption fees retained by the Fund	0.00 [c]	0.00 [c]	0.00 [c]	0.00 [c]	0.02
Net increase (decrease) in net asset value	0.24	1.50	3.12	(5.95)	(0.44)
Net asset value, end of year	$12.41	$12.17	$10.67 [d]	$7.55	$13.50
Total investment return[e]	2.66%	14.84%[d]	42.43%[d]	(43.50)%	(0.35)%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$31.5	$39.2	$40.8	$31.4	$41.2
Ratio of expenses to average daily net assets (before expense reduction)	2.16%[f]	2.10%[f]	2.16%[f]	2.22%	2.27%
Ratio of expenses to average daily net assets (net of expense reduction)	1.80%[f]	1.80%[f]	1.80%[f]	1.80%	1.65%
Ratio of net investment income to average daily net assets (before expense reduction)	0.28%[f]	0.23%[f]	0.39%	0.72%	0.33%
Ratio of net investment income to average daily net assets (net of expense reduction)	0.64%[f]	0.53%[f]	0.75%	1.14%	0.96%
Portfolio turnover rate	33%	61%	37%	43%	52%

a  For the year ended February 29.

b  Calculation based on average shares outstanding.

c  Amount is less than $0.005.

d  The February 28, 2010 net asset value reflects adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns that would be based upon the net asset value would differ from the net asset value and return reported on February 28, 2010.

e  Does not reflect sales charges, which would reduce return.

f  Non class specific expenses are calculated at the Fund level and class specific expenses are calculated at the class level.

See accompanying notes to financial statements.

COHEN & STEERS DIVIDEND VALUE FUND, INC.

FINANCIAL HIGHLIGHTS—(Continued)

	Class I
	For the Year Ended February 28,
Per Share Operating Performance:	2012[a]	2011	2010	2009	2008[a]
Net asset value, beginning of year	$12.24	$10.73	$7.59	$13.58	$14.00
Income from investment operations:
Net investment income[b]	0.19	0.17	0.17	0.24	0.28
Net realized and unrealized gain (loss)	0.25	1.51	3.15	(5.99)	(0.18)
Total income (loss) from investment operations	0.44	1.68	3.32	(5.75)	0.10
Less dividends and distributions to shareholders from:
Net investment income	(0.20)	(0.17)	(0.18)	(0.24)	(0.26)
Net realized gain	—	—	—	—	(0.28)
Total dividends and distributions to shareholders	(0.20)	(0.17)	(0.18)	(0.24)	(0.54)
Redemption fees retained by the Fund	0.00 [c]	0.00 [c]	0.00 [c]	0.00 [c]	0.02
Net increase (decrease) in net asset value	0.24	1.51	3.14	(5.99)	(0.42)
Net asset value, end of year	$12.48	$12.24	$10.73	$7.59	$13.58
Total investment return	3.72%	15.89%	44.03%	(42.98)%	0.65%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$74.6	$94.7	$89.5	$44.6	$21.2
Ratio of expenses to average daily net assets (before expense reduction)	1.16%[d]	1.10%[d]	1.16%[d]	1.23%	1.28%
Ratio of expenses to average daily net assets (net of expense reduction)	0.80%[d]	0.80%[d]	0.80%[d]	0.80%	0.65%
Ratio of net investment income to average daily net assets (before expense reduction)	1.27%[d]	1.24%[d]	1.36%	1.81%	1.31%
Ratio of net investment income to average daily net assets (net of expense reduction)	1.63%[d]	1.54%[d]	1.72%	2.24%	1.94%
Portfolio turnover rate	33%	61%	37%	43%	52%

a  For the year ended February 29.

b  Calculation based on average shares outstanding.

c  Amount is less than $0.005.

d  Non class specific expenses are calculated at the Fund level and class specific expenses are calculated at the class level.

See accompanying notes to financial statements.

COHEN & STEERS DIVIDEND VALUE FUND, INC.

NOTES TO FINANCIAL STATEMENTS

Note 1. Significant Accounting Policies

Cohen & Steers Dividend Value Fund, Inc. (the Fund) was incorporated under the laws of the State of Maryland on November 9, 2004 and is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The Fund's investment objectives are to provide a relatively high level of current income and long term growth of income and capital appreciation. The authorized shares of the Fund are divided into three classes designated Class A, C, and I shares. Each of the Fund's shares has equal dividend, liquidation and voting rights (except for matters relating to distributions and shareholder servicing of such shares).

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America (GAAP). The preparation of the financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Portfolio Valuation: Investments in securities that are listed on the New York Stock Exchange are valued, except as indicated below, at the last sale price reflected at the close of the New York Stock Exchange on the business day as of which such value is being determined. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices on such day or, if no asked price is available, at the bid price.

Securities not listed on the New York Stock Exchange but listed on other domestic or foreign securities exchanges are valued in a similar manner. Securities traded on more than one securities exchange are valued at the last sale price on the business day as of which such value is being determined as reflected on the tape at the close of the exchange representing the principal market for such securities. If after the close of a foreign market, but prior to the close of business on the day the securities are being valued, market conditions change significantly, certain foreign securities may be fair valued pursuant to procedures established by the Board of Directors.

Readily marketable securities traded in the over-the-counter market, including listed securities whose primary market is believed by Cohen & Steers Capital Management, Inc. (the advisor) to be over-the-counter, are valued at the official closing prices as reported by sources as the Board of Directors deem appropriate to reflect their fair market value. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices on such day, or if no asked price is available, at the bid price.

Securities for which market prices are unavailable will be valued at fair value pursuant to procedures approved by the Fund's Board of Directors. Circumstances in which market prices may be unavailable include, but are not limited to, when trading in a security is suspended, the exchange on which the security is traded is subject to an unscheduled close or disruption or material events occur after the close of the exchange on which the security is principally traded. In these circumstances, the Fund determines fair value in a manner that fairly reflects the market value of the security on the valuation date based on consideration of any information or factors it deems appropriate. These may include, but

COHEN & STEERS DIVIDEND VALUE FUND, INC.

NOTES TO FINANCIAL STATEMENTS—(Continued)

are not limited to, recent transactions in comparable securities, information relating to the specific security and developments in the markets.

The Fund's use of fair value pricing may cause the net asset value of Fund shares to differ from the net asset value that would be calculated using market quotations. Fair value pricing involves subjective judgments and it is possible that the fair value determined for a security may be materially different than the value that could be realized upon the sale of that security.

Short-term debt securities with a maturity date of 60 days or less are valued at amortized cost, which approximates value. Investments in open-end mutual funds are valued at their closing net asset value.

Fair value is defined as the price that the Fund would receive to sell an investment or pay to transfer a liability in an orderly transaction with an independent buyer in the principal market, or in the absence of a principal market, the most advantageous market for the investment or liability. The hierarchy of inputs that are used in determining the fair value of the Fund's investments is summarized below.

•  Level 1—quoted prices in active markets for identical investments

•  Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, credit risk, etc.)

•  Level 3—significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of February 29, 2012 in valuing the Fund's investments carried at value:

	Total	Quoted Prices In Active Market for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)
Common Stock	$131,103,831	$131,103,831	$—	$—
Money Market Funds	3,100,110	—	3,100,110	—
Total Investments	$134,203,941	$131,103,831	$3,100,110	$—

Security Transactions, Investment Income and Expense Allocations: Security transactions are recorded on trade date. Realized gains and losses on investments sold are recorded on the basis of identified cost. Interest income is recorded on the accrual basis. Discounts are accreted and premiums are amortized over the life of the respective securities. Dividend income is recorded on the ex-dividend date, except for certain dividends on foreign securities, which are recorded as soon as the Fund is informed after the ex-dividend date. Income, expenses (other than expenses attributable to a specific

COHEN & STEERS DIVIDEND VALUE FUND, INC.

NOTES TO FINANCIAL STATEMENTS—(Continued)

class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

Foreign Currency Translations: The books and records of the Fund are maintained in U.S. dollars as follows: (1) the foreign currency market value of investment securities, other assets and liabilities and foreign currency contracts are translated at the exchange rates prevailing at the end of the period; and (2) purchases, sales, income and expenses are translated at the exchange rates prevailing on the respective dates of such transactions. The resultant exchange gains and losses are recorded as realized and unrealized gain/loss on foreign exchange transactions. Pursuant to U.S. federal income tax regulations, certain foreign exchange gains/losses included in realized and unrealized gain/loss are included in or are a reduction of ordinary income for federal income tax purposes. The Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the changes in the market prices of the securities.

Foreign Securities: The Fund may directly purchase securities of foreign issuers. Investing in securities of foreign issuers involves special risks not typically associated with investing in securities of U.S. issuers. The risks include possible revaluation of currencies, the ability to repatriate funds, less complete financial information about companies and possible future adverse political and economic developments. Moreover, securities of many foreign issuers and their markets may be less liquid and their prices more volatile than those of securities of comparable U.S. issuers.

Dividends and Distributions to Shareholders: Dividends from net investment income and capital gain distributions are determined in accordance with U.S. federal income tax regulations, which may differ from GAAP. Dividends from net investment income, if any, are declared and paid quarterly. Net realized capital gains, unless offset by any available capital loss carryforward, are typically distributed to shareholders at least annually. Dividends and distributions to shareholders are recorded on the ex-dividend date and are automatically reinvested in full and fractional shares of the Fund based on the net asset value per share at the close of business on the payable date unless the shareholder has elected to have them paid in cash. Distributions paid by the Fund are subject to recharacterization for tax purposes.

Income Taxes: It is the policy of the Fund to continue to qualify as a regulated investment company, if such qualification is in the best interest of the shareholders, by complying with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies, and by distributing substantially all of its taxable earnings to its shareholders. Accordingly, no provision for federal income or excise tax is necessary. Dividend and interest income from holdings in non-U.S. securities is recorded net of non-U.S. taxes paid. Management has analyzed the Fund's tax positions taken on federal income tax returns as well as its tax positions in non-U.S. jurisdictions where it trades for all open tax years and has concluded that as of February 29, 2012, no additional provisions for income tax would be required in the Fund's financial statements. The Fund's tax positions for the tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service, state departments of revenue and by foreign tax authorities.

COHEN & STEERS DIVIDEND VALUE FUND, INC.

NOTES TO FINANCIAL STATEMENTS—(Continued)

Note 2. Investment Advisory and Administration Fees and Other Transactions with Affiliates

Investment Management Fees: The advisor serves as the Fund's advisor pursuant to an investment advisory agreement (the investment advisory agreement). Under the terms of the investment advisory agreement, the advisor provides the Fund with day-to-day investment decisions and generally manages the Fund's investments in accordance with the stated policies of the Fund, subject to the supervision of the Board of Directors.

For the services provided to the Fund, the advisor receives a fee, accrued daily and paid monthly, at the annual rate of 0.80% of the average daily net assets of the Fund for the first $1.5 billion and 0.70% thereafter of the average daily net assets of the Fund.

For the year ended February 29, 2012, and through June 30, 2014, the advisor has contractually agreed to waive its fee and/or reimburse the Fund for expenses incurred (excluding distribution and shareholder servicing fees applicable to Class A and Class C shares and extraordinary expenses) to the extent necessary to maintain the Fund's operating expenses at 1.15% for Class A shares, 1.80% for Class C shares and 0.80% for Class I shares. This contractual agreement can be amended at any time by agreement of the Fund and the advisor.

Administration Fees: The Fund has entered into an administration agreement with the advisor under which the advisor performs certain administrative functions for the Fund and receives a fee, accrued daily and paid monthly, at the annual rate of 0.04% of the Fund's average daily net assets. For the year ended February 29, 2012, the Fund paid the advisor $54,410 in fees under this administration agreement. Additionally, the Fund pays State Street Bank and Trust Company as co-administrator under a fund accounting and administration agreement.

Distribution Fees: Shares of the Fund are distributed by Cohen & Steers Securities, LLC (the distributor), an affiliated entity of the advisor. The Fund has adopted a distribution plan (the plan) pursuant to Rule 12b-1 under the Investment Company Act of 1940. The plan provides that the Fund will pay the distributor a fee, accrued daily and paid monthly, at an annual rate of up to 0.25% of the average daily net assets attributable to the Class A shares and up to 0.75% of the average daily net assets attributable to the Class C shares.

For the year ended February 29, 2012, the Fund has been advised that the distributor received $1,733 in sales commissions from the sale of Class A shares and that the distributor also received $3,604 of contingent deferred sales charges relating to redemptions of Class C shares. The distributor has advised the Fund that proceeds from the contingent deferred sales charges on Class C shares are paid to the distributor and are used by the distributor to defray its expenses related to providing distribution related services to the Fund in connection with the sale of this class, including payments to dealers and other financial intermediaries for selling this class and interest and other financing costs associated with this class.

Shareholder Servicing Fees: For shareholder services, the Fund pays the distributor a fee, accrued daily and paid monthly, at an annual rate of up to 0.10% of the average daily net asset value of the Fund's Class A shares and up to 0.25% of the average daily net asset value of the Fund's Class C shares. The distributor is responsible for paying qualified financial institutions for shareholder services.

COHEN & STEERS DIVIDEND VALUE FUND, INC.

NOTES TO FINANCIAL STATEMENTS—(Continued)

Effective January 1, 2012, the Board of Directors of the Fund approved the adoption of a shareholder services plan for the Fund's Class I shares, pursuant to which the Fund pays the distributor a fee at an annual rate of up to 0.10% of the average daily net asset value of the Fund's Class I shares.

Directors' and Officers' Fees: Certain directors and officers of the Fund are also directors, officers, and/or employees of the advisor. The Fund does not pay compensation to directors and officers affiliated with the advisor except for the Chief Compliance Officer, who received compensation from the advisor that was reimbursed by the Fund in the amount of $2,118 for the year ended February 29, 2012.

Other: At February 29, 2012, there were two investors owning 6.0% and 7.2% of the Fund's outstanding shares. Investment activities of these shareholders could have a significant impact on the Fund.

Note 3. Purchases and Sales of Securities

Purchases and sales of securities, excluding short-term investments, for the year ended February 29, 2012, totaled $44,378,089 and $89,211,871 respectively.

Note 4. Income Tax Information

The tax character of dividends and distributions paid was as follows:

	For the Year Ended
	February 29, 2012	February 28, 2011
Ordinary income	$1,794,494	$2,505,846

As of February 29, 2012, the tax-basis components of accumulated earnings and the federal tax cost were as follows:

Cost for federal income tax purposes	$109,762,078
Gross unrealized appreciation	$26,006,505
Gross unrealized depreciation	(1,564,642)
Net unrealized appreciation	$24,441,863
Undistributed ordinary income	$87,663

COHEN & STEERS DIVIDEND VALUE FUND, INC.

NOTES TO FINANCIAL STATEMENTS—(Continued)

As of February 29, 2012, the Fund had a net capital loss carryforward of $21,691,508 which may be used to offset future capital gains. These losses are comprised of short-term capital loss carryforwards of which $5,709,246 will expire on February 28, 2017 and $15,982,262 will expire on February 28, 2018. In addition, the Fund incurred short-term capital losses of $66,451 after October 31, 2011, that it has elected to treat as arising in the following fiscal year.

During the year ended February 29, 2012, the Fund utilized net capital loss carryforwards of $7,389,209.

As of February 29, 2012, the Fund had temporary book/tax differences primarily attributable to wash sales on portfolio securities and permanent book/tax differences primarily attributable to foreign currency transactions. To reflect reclassifications arising from the permanent differences, accumulated net realized loss was credited $2,217 and accumulated undistributed net investment income was charged $2,217. Net assets were not affected by this reclassification.

Note 5. Capital Stock

The Fund is authorized to issue 200 million shares of capital stock, at a par value of $0.001 per share. The Board of Directors of the Fund may increase or decrease the aggregate number of shares of common stock that the Fund has authority to issue. Transactions in Fund shares were as follows:

	For the Year Ended February 29, 2012		For the Year Ended February 28, 2011
	Shares	Amount	Shares	Amount
CLASS A:
Sold	302,161	$3,454,218	835,863	$9,051,715
Issued as reinvestment of dividends	32,635	373,366	40,597	436,406
Redeemed	(1,627,319)	(19,144,110)	(3,986,047)	(43,650,843)
Redemption fees retained by the Fund[a]	—	7	—	2,369
Net decrease	(1,292,523)	$(15,316,519)	(3,109,587)	$(34,160,353)

COHEN & STEERS DIVIDEND VALUE FUND, INC.

NOTES TO FINANCIAL STATEMENTS—(Continued)

	For the Year Ended February 29, 2012		For the Year Ended February 28, 2011
	Shares	Amount	Shares	Amount
CLASS C:
Sold	229,619	$2,675,162	549,721	$6,013,856
Issued as reinvestment of dividends	5,175	58,734	5,466	58,526
Redeemed	(918,411)	(10,667,679)	(1,159,043)	(12,791,927)
Redemption fees retained by the Fund[a]	—	6	—	1,451
Net decrease	(683,617)	$(7,933,777)	(603,856)	$(6,718,094)
CLASS I:
Sold	2,009,520	$23,414,526	3,840,724	$42,104,127
Issued as reinvestment of dividends	64,896	744,051	127,934	1,377,534
Redeemed	(3,833,083)	(45,297,860)	(4,576,915)	(52,764,113)
Redemption fees retained by the Fund[a]	—	14	—	3,589
Net decrease	(1,758,667)	$(21,139,269)	(608,257)	$(9,278,863)

a  Prior to March 1, 2011, a 2% redemption fee was charged on certain shares sold within 60 days of the time of purchase. Redemption fees are paid directly to the Fund.

Note 6. Borrowings

The Fund, in conjunction with other Cohen & Steers funds, is a party to a $200,000,000 syndicated credit agreement (the credit agreement) with State Street Bank and Trust Company, as administrative agent and operations agent, and the lenders identified in the credit agreement, which expires January 25, 2013. The Fund pays a commitment fee of 0.10% per annum on its proportionate share of the unused portion of the credit agreement. (For the period March 1, 2011 through January 27, 2012, the commitment fee was 0.125%).

During the year ended February 29, 2012, the Fund did not borrow under the credit agreement.

Note 7. Other

In the normal course of business, the Fund enters into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is dependent on claims that may be made against the Fund in the future and, therefore, cannot be estimated; however, based on experience, the risk of material loss from such claims is considered remote.

COHEN & STEERS DIVIDEND VALUE FUND, INC.

NOTES TO FINANCIAL STATEMENTS—(Continued)

Note 8. New Accounting Pronouncement

In May 2011, the Financial Accounting Standards Board ("FASB") issued Accounting Standards Update No. 2011-04, "Fair Value Measurements and Disclosures (Topic 820)—Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs" ("ASU 2011-04"). ASU 2011-04 clarifies the application of existing fair value measurement requirements, changes certain principles related to measuring fair value, and requires additional disclosures about fair value measurements.

Required disclosures are expanded under the new guidance, especially for fair value measurements that are categorized within Level 3 of the fair value hierarchy, for which quantitative information about the unobservable inputs used, and a narrative description of the valuation processes in place and sensitivity of recurring Level 3 measurements to changes in unobservable inputs will be required.

Management is currently evaluating the impact the adoption of this pronouncement will have on the Fund's financial statements. ASU 2011-04 is effective for fiscal years and interim periods beginning after December 15, 2011.

Note 9. Subsequent Events

Events and transactions occurring after February 29, 2012 and through the date that the financial statements were issued, have been evaluated in the preparation of the financial statements and no additional disclosure is required.

COHEN & STEERS DIVIDEND VALUE FUND, INC.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Shareholders of
Cohen & Steers Dividend Value Fund, Inc.

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Cohen & Steers Dividend Value Fund, Inc. (the "Fund") at February 29, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 29, 2012 by correspondence with the custodian, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
New York, New York
April 17, 2012

COHEN & STEERS DIVIDEND VALUE FUND, INC.

TAX INFORMATION—2012 (Unaudited)

Pursuant to the Jobs and Growth Relief Reconciliation Act of 2003, the Fund designates qualified dividend income of $1,794,494. Additionally, 100% of the ordinary dividends qualified for the dividends received deduction available to corporations.

OTHER INFORMATION

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (i) without charge, upon request, by calling 800-330-7348, (ii) on our Web site at cohenandsteers.com or (iii) on the Securities and Exchange Commission's Web site at http://www.sec.gov. In addition, the Fund's proxy voting record for the most recent 12-month period ended June 30 is available by August 31 of each year (i) without charge, upon request, by calling 800-330-7348 or (ii) on the SEC's Web site at http://www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q are available (i) without charge, upon request by calling 800-330-7348, or (ii) on the SEC's Web site at http://www.sec.gov. In addition, the Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330.

Please note that the distributions paid by the Fund to shareholders are subject to recharacterization for tax purposes. The Fund may also pay distributions in excess of the Fund's net investment company taxable income and this excess could be a tax free return of capital distributed from the Fund's assets. The final tax treatment of all distributions is reported to shareholders on their 1099-DIV forms, which are mailed after the close of each calendar year.

COHEN & STEERS DIVIDEND VALUE FUND, INC.

MANAGEMENT OF THE FUND

The business and affairs of the Fund are managed under the direction of the Board of Directors. The Board of Directors approves all significant agreements between the Fund and persons or companies furnishing services to it, including the Fund's agreements with its advisor, administrator, co-administrator, custodian and transfer agent. The management of the Fund's day-to-day operations is delegated to its officers, the advisor, administrator and co-administrator, subject always to the investment objective and policies of the Fund and to the general supervision of the Board of Directors.

The Board of Directors and officers of the Fund and their principal occupations during at least the past five years are set forth below. The statement of additional information (SAI) includes additional information about fund directors and is available, without charge, upon request by calling 800-330-7348.

Name, Address[1] and Age	Position(s) Held With Fund	Term of Office[2]	Principal Occupation During At Least The Past 5 Years (Including Other Directorships Held)	Number of Funds Within Fund Complex Overseen by Director (Including the Fund)	Length of Time Served[3]
Interested Director[4]

Robert H. Steers Age: 58	Director and Co-Chairman	Until next election of directors	Co-Chairman and Co-Chief Executive Officer of Cohen & Steers Capital Management, Inc. (the Advisor) since 2003 and its parent, Cohen & Steers, Inc. since 2004. Vice President of Cohen & Steers Securities, LLC.	19	1991 to present

Martin Cohen Age: 63	Director and Co-Chairman	Until next election of directors	Co-Chairman and Co-Chief Executive Officer of the Advisor since 2003 and Cohen & Steers, Inc. since 2004. Prior to that, President of the Advisor; Vice President of Cohen & Steers Securities, LLC.	19	1991 to present

Disinterested Directors

Michael G. Clark Age: 46	Director	Until next election of directors	From May 2006 to June 2011, President and Chief Executive Officer of DWS Funds and Managing Director of Deutsche Asset Management.	19	June 2011 to present

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COHEN & STEERS DIVIDEND VALUE FUND, INC.

(table continued from previous page)

Name, Address[1] and Age	Position(s) Held With Fund	Term of Office[2]	Principal Occupation During At Least The Past 5 Years (Including Other Directorships Held)	Number of Funds Within Fund Complex Overseen by Director (Including the Fund)	Length of Time Served[3]
Bonnie Cohen[5] Age: 69	Director	Until next election of directors	Consultant. Board Member, United States Department of Defense Business Board since 2010; Advisory Board member, Posse Foundation since 2004; Trustee, H. Rubenstein Foundation since 1996; Trustee, District of Columbia Public Libraries since 2004; Board member Teluride Mountain Film Festival since 2010; Former Director, Reis, Inc. (real estate analytics firm) from 2003 to 2009; Former member of the Investment Committee, The Moriah Fund from 2002 to 2008; Former Board member, Foundation for Arts and Preservations in Embassies from 2001 to 2009; Former Under Secretary of State for Management, United States Department of State, 1996-2000.	19	2001 to present

George Grossman Age: 58	Director	Until next election of directors	Attorney-at-law	19	1993 to present

Richard E. Kroon Age: 69	Director	Until next election of directors	Member of Investment Committee, Monmouth University since 2004; Retired Chairman and Managing Partner of Sprout Group venture capital funds, then an affiliate of Donaldson, Lufkin and Jenrette Securities Corporation from 1981 to 2001. Former chairman of the National Venture Capital Association for the year 2000.	19	2004 to present

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COHEN & STEERS DIVIDEND VALUE FUND, INC.

(table continued from previous page)

Name, Address[1] and Age	Position(s) Held With Fund	Term of Office[2]	Principal Occupation During At Least The Past 5 Years (Including Other Directorships Held)	Number of Funds Within Fund Complex Overseen by Director (Including the Fund)	Length of Time Served[3]
Richard J. Norman Age: 68	Director	Until next election of directors	Private Investor. Member, District of Columbia Department of Corrections Chaplains Corps from 2008 to February 2010; Member, Montgomery County, Maryland Department of Corrections Chaplains Corp since February 2010; Special Representative, Salvation Army World Service Organization (SAWSO) since 2010; Advisory Board Member, The Salvation Army since 1985; Financial Education Fund Chair, The Foundation Board of Maryland Public Television since 2009; Former President, Executive Committee, Chair of Investment Committee, The Foundation Board of Maryland Public Television from 1997 to 2008. Prior thereto, Investment Representative of Morgan Stanley Dean Witter from 1966 to 2000.	19	2001 to present

Frank K. Ross Age: 68	Director	Until next election of directors	Visiting Professor of Accounting, Howard University School of Business since 2004; Board member and Audit Committee Chair and Human Resources and Compensation Committee Member, Pepco Holdings, Inc. (electric utility) since 2004. Formerly, Midatlantic Area Managing Partner for Assurance Services at KPMG LLP and Managing Partner of its Washington, DC offices from 1977 to 2003.	19	2004 to present

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COHEN & STEERS DIVIDEND VALUE FUND, INC.

(table continued from previous page)

Name, Address[1] and Age	Position(s) Held With Fund	Term of Office[2]	Principal Occupation During At Least The Past 5 Years (Including Other Directorships Held)	Number of Funds Within Fund Complex Overseen by Director (Including the Fund)	Length of Time Served[3]
C. Edward Ward Jr. Age: 65	Director	Until next election of directors	Member of The Board of Trustees of Manhattan College, Riverdale, New York since 2004. Formerly Director of closed-end fund management for the New York Stock Exchange, where he worked from 1979 to 2004.	19	2004 to present

1  The address for each director is 280 Park Avenue, New York, NY 10017.

2  On March 12, 2008, the Board of Directors adopted a mandatory retirement policy stating a Director must retire from the Board on December 31st of the year in which he or she turns 75 years of age.

3  The length of time served represents the year in which the director was first elected or appointed to any fund in the Cohen & Steers fund complex.

4  "Interested person", as defined in the 1940 Act, of the fund because of affiliation with CSCM (Interested Directors).

5  Martin Cohen and Bonnie Cohen are not related.

COHEN & STEERS DIVIDEND VALUE FUND, INC.

The officers of the fund (other than Messrs. Cohen and Steers, whose biographies are provided above), their address, their ages and their principal occupations for at least the past five years are set forth below.

Name, Address and Age[1]	Position(s) Held With Fund	Principal Occupation During At Least the Past 5 Years	Length of Time Served[2]
Adam M. Derechin Age: 47	President and Chief Executive Officer	Chief Operating Officer of CSCM (since 2003) and CNS (since 2004). Prior to that, Senior Vice President of CSCM and Vice President and Assistant Treasurer of the Cohen & Steers funds.	Since 2005

Joseph M. Harvey Age: 48	Vice President	President and Chief Investment Officer of CSCM (since 2003) and President of CNS (since 2004). Prior to that, Senior Vice President and Director of Investment Research of CSCM.	Since 2004

Richard E. Helm Age: 52	Vice President	Senior Vice President of CSCM since 2005. Prior to that, VP and senior portfolio manager at WM Advisors, Inc.	Since 2005

Francis C. Poli Age: 49	Secretary	Executive Vice President, Secretary and General Counsel of CSCM and CNS since March 2007. Prior thereto, General Counsel of Allianz Global Investors of America LP.	Since 2007

James Giallanza Age: 45	Treasurer and Chief Financial Officer	Senior Vice President of CSCM since September 2006. Prior thereto, Deputy Head of the US Funds Administration and Treasurer & CFO of various mutual funds within the Legg Mason (formally Citigroup Asset Management) fund complex from August 2004 to September 2006; Director/Controller of the US wholesale business at UBS Global Asset Management (U.S.) from September 2001 to July 2004.	Since 2006

Lisa D. Phelan Age: 43	Chief Compliance Officer	Senior Vice President and Director of Compliance of CSCM since 2007 and prior to that, Vice President since 2006. Chief Compliance Officer of CSSL since 2004. Prior to that, Compliance Officer of CSCM since 2004. Chief Compliance Officer, Avatar Associates & Overture Asset Managers, 2003-2004.	Since 2006

1  The address of each officer is 280 Park Avenue, New York, NY 10017.

2  Officers serve one-year terms. The length of time served represents the year in which the officer was first elected to that position in any fund in the Cohen & Steers fund complex. All of the officers listed above are officers of one or more of the other funds in the complex.

COHEN & STEERS DIVIDEND VALUE FUND, INC.

Cohen & Steers Privacy Policy

Facts	What Does Cohen & Steers Do With Your Personal Information?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:
• Social Security number and account balances
• Transaction history and account transactions
• Purchase history and wire transfer instructions

How?	All financial companies need to share customers' personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers' personal information; the reasons Cohen & Steers chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does Cohen & Steers share?	Can you limit this sharing?
For our everyday business purposes— such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or reports to credit bureaus	Yes	No

For our marketing purposes— to offer our products and services to you	Yes	No

For joint marketing with other financial companies—	No	We don't share

For our affiliates' everyday business purposes— information about your transactions and experiences	No	We don't share

For our affiliates' everyday business purposes— information about your creditworthiness	No	We don't share

For our affiliates to market to you—	No	We don't share

For non-affiliates to market to you—	No	We don't share

Questions?  Call 800.330.7348

COHEN & STEERS DIVIDEND VALUE FUND, INC.

Cohen & Steers Privacy Policy—(Continued)

Who we are
Who is providing this notice?	Cohen & Steers Capital Management, Inc., Cohen & Steers Asia Limited, Cohen & Steers UK Limited, Cohen & Steers Europe SA, Cohen & Steers Securities, LLC, Cohen & Steers Private Funds, and Cohen & Steers Open and Closed-End Funds (collectively, "Cohen & Steers").

What we do
How does Cohen & Steers protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings. We restrict access to your information to those employees who need it to perform their jobs, and also require companies that provide services on our behalf to protect your information.

How does Cohen & Steers collect my personal information?	We collect your personal information, for example, when you
• Open an account or buy securities from us
• Provide account information or give us your contact information
• Make deposits or withdrawals from your account
We also collect your personal information from other companies.

Why can't I limit all sharing?	Federal law gives you the right to limit only
• sharing for affiliates' everyday business purposes—information about your creditworthiness
• affiliates from using your information to market to you
• sharing for non-affiliates to market to you
State law and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. • Cohen & Steers does not share with affiliates.

Non-affiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. • Cohen & Steers does not share with non-affiliates so they can market to you.

Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. • Cohen & Steers does not jointly market.

COHEN & STEERS DIVIDEND VALUE FUND, INC.

Cohen & Steers Investment Solutions

COHEN & STEERS GLOBAL REALTY SHARES

  •  Designed for investors seeking total return, investing primarily in global real estate equity securities

  •  Symbols: CSFAX, CSFBX*, CSFCX, CSSPX

COHEN & STEERS INSTITUTIONAL REALTY SHARES

  •  Designed for institutional investors seeking total return, investing primarily in REITs

  •  Symbol: CSRIX

COHEN & STEERS REALTY INCOME FUND

  •  Designed for investors seeking total return, investing primarily in real estate securities with an emphasis on both income and capital appreciation

  •  Symbols: CSEIX, CSBIX*, CSCIX, CSDIX

COHEN & STEERS INTERNATIONAL REALTY FUND

  •  Designed for investors seeking total return, investing primarily in international real estate securities

  •  Symbols: IRFAX, IRFCX, IRFIX

COHEN & STEERS
EMERGING MARKETS REAL ESTATE FUND

  •  Designed for investors seeking total return, investing primarily in emerging market real estate securities

  •  Symbols: APFAX, APFCX, APFIX

COHEN & STEERS REALTY SHARES

  •  Designed for investors seeking total return, investing primarily in REITs

  •  Symbol: CSRSX

COHEN & STEERS
INSTITUTIONAL GLOBAL REALTY SHARES

  •  Designed for institutional investors seeking total return, investing primarily in global real estate securities

  •  Symbol: GRSIX

COHEN & STEERS GLOBAL INFRASTRUCTURE FUND

  •  Designed for investors seeking total return, investing primarily in global infrastructure securities

  •  Symbols: CSUAX, CSUBX*, CSUCX, CSUIX

COHEN & STEERS DIVIDEND VALUE FUND

  •  Designed for investors seeking high current income and long-term growth of income and capital appreciation, investing primarily in dividend paying common stocks and preferred stocks

  •  Symbols: DVFAX, DVFCX, DVFIX

COHEN & STEERS
PREFERRED SECURITIES AND INCOME FUND

  •  Designed for investors seeking total return (high current income and capital appreciation), investing primarily in preferred and debt securities

  •  Symbols: CPXAX, CPXCX, CPXIX

COHEN & STEERS REAL ASSETS FUND

  •  Designed for investors seeking total return and the maximization of real returns during inflationary environments by investing primarily in real assets

  •  Symbols: RAPAX, RAPCX, RAPIX, RAPRX, RAPZX

Distributed by Cohen & Steers Securities, LLC.

COHEN & STEERS GLOBAL REALTY MAJORS ETF

  •  Designed for investors who seek a relatively low-cost "passive" approach for investing in a portfolio of real estate equity securities of companies in a specified index

  •  Symbol: GRI

Distributed by ALPS Distributors, Inc.

ISHARES COHEN & STEERS
REALTY MAJORS INDEX FUND

  •  Designed for investors who seek a relatively low-cost "passive" approach for investing in a portfolio of real estate equity securities of companies in a specified index

  •  Symbol: ICF

Distributed by SEI Investments Distribution Co.

*  Class B shares are no longer offered except through dividend reinvestment and permitted exchanges by existing Class B shareholders.

Please consider the investment objectives, risks, charges and expenses of the fund carefully before investing. A prospectus containing this and other information can be obtained by calling 800-330-7348 or by visiting cohenandsteers.com. Please read the prospectus carefully before investing.

COHEN & STEERS DIVIDEND VALUE FUND, INC.

OFFICERS AND DIRECTORS

Robert H. Steers
Director and co-chairman

Martin Cohen
Director and co-chairman

Michael G. Clark
Director

Bonnie Cohen
Director

George Grossman
Director

Richard E. Kroon
Director

Richard J. Norman
Director

Frank K. Ross
Director

C. Edward Ward, Jr.
Director

Adam M. Derechin
President and chief executive officer

Joseph M. Harvey
Vice president

Richard E. Helm
Vice president

Francis C. Poli
Secretary

James Giallanza
Treasurer and chief financial officer

Lisa D. Phelan
Chief compliance officer

KEY INFORMATION

Investment Advisor

Cohen & Steers Capital Management, Inc.
280 Park Avenue
New York, NY 10017
(212) 832-3232

Fund Co-administrator and Custodian

State Street Bank and Trust Company
One Lincoln Street
Boston, MA 02111

Transfer Agent

Boston Financial Data Services, Inc.
30 Dan Road
Canton, MA 02021
(800) 437-9912

Legal Counsel

Ropes & Gray LLP
1211 Avenue of the Americas
New York, NY 10036

Distributor

Cohen & Steers Securities, LLC
280 Park Avenue
New York, NY 10017

Nasdaq Symbol: Class A—DVFAX
Class C—DVFCX
Class I—DVFIX

Web site: cohenandsteers.com

This report is authorized for delivery only to shareholders of Cohen & Steers Dividend Value Fund, Inc. unless accompanied or preceded by the delivery of a currently effective prospectus setting forth details of the Fund. Past performance is no guarantee of future results and your investment may be worth more or less at the time you sell.

eDelivery NOW AVAILABLE

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COHEN & STEERS

DIVIDEND VALUE FUND

280 PARK AVENUE

NEW YORK, NY 10017

Annual Report February 29, 2012

Cohen & Steers Dividend Value Fund

DVFAXAR

Item 2. Code of Ethics.

The Registrant has adopted an Amended and Restated Code of Ethics that applies to its Principal Executive Officer and Principal Financial Officer.  The Code of Ethics was in effect during the reporting period.  The Registrant has not amended the Code of Ethics as described in Form N-CSR during the reporting period.  The Registrant has not granted any waiver, including an implicit waiver, from a provision of the Code of Ethics as described in Form N-CSR during the reporting period.  A current copy of the Code of Ethics is available on the Registrant’s website at cohenandsteers.com/downloads/code_of_ethics_exec_and_senior.pdf.  Upon request, a copy of the Code of Ethics can be made by calling 800-330-7348 or writing to the Secretary of the Registrant, 280 Park Avenue, 10th floor, New York, NY  10017.

Item 3. Audit Committee Financial Expert.

The registrant’s board has determined that Michael G. Clark and Frank K. Ross, each a member of the board’s audit committee, are each an “audit committee financial expert”.  Mr. Clark and Mr. Ross are each “independent,” as such term is defined in Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a) — (d) Aggregate fees billed to the registrant for the last two fiscal years for professional services rendered by the registrant’s principal accountant were as follows:

	2011	2010
Audit Fees	$39,100	$39,100
Audit-Related Fees	$0	$0
Tax Fees	$6,250	$6,250
All Other Fees	$0	$0

Tax fees were billed in connection with the preparation of tax returns, calculation and designation of dividends and other miscellaneous tax services.

(e)(1)                    The audit committee is required to pre-approve audit and non-audit services performed for the registrant by the principal accountant. The audit committee also is required to pre-approve non-audit services performed by the registrant’s principal accountant for the registrant’s investment adviser and any sub-adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and/or to any entity controlling, controlled by or under common control with the registrant’s investment adviser that provides ongoing services to the registrant, if the engagement for services relates directly to the operations and financial reporting of the registrant.

The audit committee may delegate pre-approval authority to one or more of its members who are independent members of the board of directors of the registrant. The member or members to whom such authority is delegated shall report any pre-approval decisions to the audit committee at its next scheduled meeting.  The audit committee may not delegate its responsibility to pre-

approve services to be performed by the registrant’s principal accountant for the investment adviser.

(e) (2)                 No services included in (b) — (d) above were approved by the audit committee pursuant to paragraphs (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)                                    Not applicable.

(g)                                 For the fiscal years ended February 28, 2011 and February 28, 2010, the aggregate fees billed by the registrant’s principal accountant for non-audit services rendered to the registrant and for non-audit services rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and/or to any entity controlling, controlled by or under common control with the registrant’s investment adviser that provides ongoing services to the registrant were:

	2011	2010
Registrant	$6,250	$6,250
Investment Advisor	$0	$0

(h)                                 The registrant’s audit committee considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and/or to any entity controlling, controlled by or under common control with the registrant’s investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X  was compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Not Applicable.

Item 6. Schedule of Investments.

Included in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.  Portfolio Managers of Closed-End Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures are sufficient to ensure that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms, based upon such officers’ evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(b) There were no changes in the registrant’s internal control over financial reporting that occurred during the registrant’s most recent fiscal half-year (the registrant’s second fiscal half-year in the case of an annual report) that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Amended and Restated Code of Ethics.

(a) (2) Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(b) Certifications of chief executive officer and chief financial officer as required by Rule 30a- 2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

COHEN & STEERS DIVIDEND VALUE FUND, INC.

By:	/s/ Adam M. Derechin
Name: Adam M. Derechin
Title: President and Chief Executive Officer

Date: April 26, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Adam M. Derechin
	Name:	Adam M. Derechin
	Title:	President and Chief Executive Officer
(Principal Executive Officer)

By:	/s/ James Giallanza
	Name:	James Giallanza
	Title:	Treasurer and Chief Executive Officer
(Principal Financial Officer)

Date: April 26, 2012